UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 27, 2006

REDWOOD TRUST, INC.
(Exact name of registrant as specified in its charter)

Maryland	001-13759	68-0329422
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
One Belvedere Place
Suite 300
Mill Valley, California 94941
(Address of principal executive offices and Zip Code)
(415) 389-7373
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 2.02	Results of Operations and Financial Condition.

Item 7.01	Regulation FD Disclosure.

Item 9.01	Financial Statements and Exhibits.

Signatures

Exhibit Index

Exhibits
Exhibit 99.1	Press Release, dated February 27, 2006
Exhibit 99.2	The Redwood Review -- 4th Quarter 2005

Item 2.02. Results of Operations and Financial Condition; Item 7.01 Regulation FD Disclosure.
     On February 27, 2006, Redwood Trust, Inc. issued a press release regarding its financial results for the quarter ended December 31, 2005 and the fiscal year ended December 31, 2005. Redwood Trust, Inc. hereby furnishes a copy of such press release, as exhibit 99.1 to this current report on Form 8-K.
     On February 27, 2006, Redwood Trust, Inc. released “The Redwood Review — 4th Quarter 2005.” Redwood Trust, Inc. hereby furnishes a copy of such document, as exhibit 99.2 to this current report on Form 8-K.
     The information in this report shall not deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.
Item 9.01. Financial Statements and Exhibits.
(c)	Exhibits

Exhibit 99.1	Press Release, dated February 27, 2006
Exhibit 99.2	The Redwood Review — 4th Quarter 2005

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: February 27, 2006	REDWOOD TRUST, INC.
	By:	/s/ Harold F. Zagunis
Harold F. Zagunis
Vice President, Chief Financial Officer, Controller, Treasurer, and Secretary

Exhibit Index

Exhibit No.	Exhibit Title

99.1	Press Release dated February 27, 2006

99.2	The Redwood Review — 4th Quarter 2005